Exhibit 99.1
                             Joint Filing Agreement
              Regarding Limited Partnership Interests ("Units") of
           Wilder Richman Historic Properties II. L.P. ("Partnership")

     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the persons named below hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including any amendments thereto) with respect to the Units of the Partnership beneficially owned by each of them and further agree that this Joint Filing Agreement be included as an exhibit to such joint filing. This Joint Filing Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement dated November 28, 2005.



EVEREST INVESTORS 14, LLC                MPF FLAGSHIP FUND 9, LLC
By:  EVEREST PROPERTIES II, LLC,         By: MacKenzie Patterson Fuller, Inc.,
     Manager                                 Manager

     By:  /S/ DAVID I. LESSER            By: /S/ CHIP PATTERSON
          ------------------------           ------------------
          David I. Lesser                     Chip Patterson
          Executive Vice President            Senior Vice President

MILLENIUM MANAGEMENT, LLC                MACKENZIE PATTERSON SPECIAL FUND
By:  EVEREST PROPERTIES II, LLC,         6-A, LLC
     Manager                             By: MacKenzie Patterson Fuller, Inc.,
                                             Manager

     By:  /S/ DAVID I. LESSER            By: /S/ CHIP PATTERSON
          ------------------------           ------------------
          David I. Lesser                    Chip Patterson
          Executive Vice President           Senior Vice President

EVEREST MANAGEMENT, LLC                  MACKENZIE PATTERSON SPECIAL FUND 6, LLC
By:  EVEREST PROPERTIES II, LLC,         By: MacKenzie Patterson Fuller, Inc.,
     Manager                                 Manager

     By:  /S/ DAVID I. LESSER            By: /S/ CHIP PATTERSON
          ------------------------           ------------------
          David I. Lesser                    Chip Patterson
          Executive Vice President           Senior Vice President

EVEREST PROPERTIES II, LLC               MACKENZIE PATTERSON FULLER, INC.


By: /S/ DAVID I. LESSER                  By: /S/ CHIP PATTERSON
    ------------------------                 ------------------
     David I. Lesser                         Chip Patterson
     Executive Vice President                Senior Vice President
DIXON MILL INVESTOR, LLC


By: /S/ MARK M. BAVA
    ----------------
    Mark M. Bava
    Authorized Agent